77Q1(a)

Articles of Amendment of American Century Capital Portfolios, Inc., dated January 27, 2015 (filed electronically as Exhibit a55 to Form 485A Post-Effective Amendment No. 67 to the Registration Statement of the Registrant filed on February 3, 2015, File No. 33-64872, and incorporated herein by reference).